UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

August 31, 2012

	Number of
	Shares	Value
Common Stock– 72.91%
Consumer Discretionary – 3.67%
Comcast Class A	43,500	$1,458,555
†DIRECTV Class A	1,550	80,740
Lowe's	49,900	1,421,152
		2,960,447
Consumer Staples – 8.26%
Archer-Daniels-Midland	49,400	1,321,450
CVS Caremark	29,200	1,330,060
Kimberly-Clark	16,000	1,337,600
Kraft Foods Class A	34,900	1,449,396
*Safeway	78,200	1,223,830
		6,662,336
Diversified REITs – 0.57%
*Fifth Street Finance	28,741	301,493
Lexington Reality Trust	12,500	117,250
Nieuwe Steen Investments	269	2,241
Vornado Realty Trust	465	37,744
		458,728
Energy – 8.72%
Chevron	12,800	1,435,648
ConocoPhillips	17,800	1,010,862
Halliburton	47,000	1,539,720
Marathon Oil	55,400	1,541,227
Williams	46,700	1,507,009
		7,034,466
Financials – 7.06%
Allstate	39,500	1,472,559
Bank of New York Mellon	62,100	1,399,734
Marsh & McLennan	41,700	1,424,889
Travelers	21,600	1,398,384
		5,695,566
Healthcare – 10.47%
†Alliance HealthCare Services	7,323	9,959
Baxter International	25,800	1,513,943
Cardinal Health	31,900	1,261,645
Johnson & Johnson	20,000	1,348,600
Merck	34,000	1,463,700
Pfizer	61,189	1,459,970
Quest Diagnostics	22,900	1,384,763
		8,442,580
Healthcare REITs – 2.25%
HCP	3,850	176,561
Health Care REIT	7,660	447,650
LTC Properties	2,800	94,472
Omega Healthcare Investors	8,000	192,160
Ventas	13,797	903,566
		1,814,409
Hotel REITs – 0.74%
Ashford Hospitality Trust	9,000	74,520
DiamondRock Hospitality	12,300	118,326
LaSalle Hotel Properties	3,100	84,475

Summit Hotel Properties	37,600	320,352
		597,673
Industrial REITs – 0.88%
†First Industrial Realty Trust	26,400	340,560
ProLogis	1,080	36,904
STAG Industrial	21,700	333,963
		711,427
Industrials – 5.34%
†Delta Air Lines	24	208
†Flextronics International	4,400	29,612
Northrop Grumman	22,400	1,498,336
Raytheon	24,200	1,367,784
Waste Management	40,700	1,407,406
		4,303,346
Information Technology – 6.88%
Cisco Systems	81,700	1,558,835
Intel	52,000	1,291,160
Motorola Solutions	29,142	1,388,908
Xerox	177,400	1,307,438
		5,546,341
Mall REITs – 2.61%
General Growth Properties	4,429	91,149
Macerich	1,326	78,990
Pennsylvania Real Estate Investment Trust	24,600	386,712
*Rouse Properties	228	3,169
Simon Property Group	9,747	1,546,849
		2,106,869
Materials – 1.77%
duPont (E.I.) deNemours	28,700	1,427,825
∏=†PT Holdings	350	4
		1,427,829
Mixed REITs – 1.08%
*Digital Realty Trust	7,550	562,551
*DuPont Fabros Technology	4,100	112,996
Liberty Property Trust	2,300	84,824
PS Business Parks	1,600	109,072
		869,443
Mortgage REITs – 0.46%
Chimera Investment	20,100	51,054
Starwood Property Trust	13,500	317,925
		368,979
Multifamily REITs – 1.80%
Apartment Investment & Management	12,119	320,911
Associated Estates Realty	6,100	92,781
BRE Properties	4,200	209,664
Camden Property Trust	2,950	204,819
Education Realty Trust	25,000	289,000
Equity Residential	5,600	338,240
		1,455,415
Office REITs – 0.63%
*Alstria Office REIT	23,400	256,751
Boston Properties	400	44,852
Brandywine Realty Trust	9,700	118,340
*Government Properties Income Trust	4,100	92,619
		512,562
Real Estate Management & Development – 0.00%
†Howard Hughes	1	66
		66
Self-Storage REITs – 0.90%
Extra Space Storage	2,800	95,508
Public Storage	4,350	633,186
		728,694

Shopping Center REITs – 1.13%
Equity One	6,800	144,160
Federal Realty Investment Trust	300	32,373
First Capital Realty	11,881	231,992
Kimco Realty	17,230	350,114
Ramco-Gershenson Properties Trust	5,200	67,392
Weingarten Realty Investors	3,000	83,790
		909,821
Single Tenant REIT – 0.22%
*National Retail Properties	5,700	177,042
		177,042
Specialty REITs – 2.03%
Entertainment Properties Trust	2,420	110,328
*Home Loan Servicing Solutions	26,900	420,985
Plum Creek Timber	5,785	236,780
Potlatch	4,125	148,748
Rayonier	2,500	122,475
Solar Capital	25,861	598,164
		1,637,480
Telecommunications – 3.66%
AT&T	38,300	1,403,312
=†Century Communications	500,000	0
*France Telecom ADR	5,100	70,890
*Frontier Communications	33,800	156,156
†GeoEye	550	14,757
Verizon Communications	30,500	1,309,670
		2,954,785
Utilities – 1.78%
American Water Works	3,600	132,732
=†Calpine Escrow Tracking	345,000	0
Edison International	29,700	1,300,563
†GenOn Energy	535	1,354
†Mirant (Escrow)	180,000	0
		1,434,649
Total Common Stock (cost $49,665,845)		58,810,953

Convertible Preferred Stock – 2.61%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13	1,700	83,317
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	6,522	363,602
El Paso Energy Capital Trust I 4.75% exercise price $34.49, expiration date 3/31/28	5,250	287,175
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	288	308,592
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	254	140,970
MetLife 5.00% exercise price $44.27, expiration date 9/4/13	3,225	217,494
PPL 9.50% exercise price $28.80, expiration date 7/1/13	4,800	264,144
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	1,180	125,891
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	259	309,764
Total Convertible Preferred Stock (cost $2,009,776)		2,100,949

	Principal
	Amount
Convertible Bonds – 11.02%
Basic Industry – 0.16%
Steel Dynamics 5.125% exercise price $17.55, expiration date 6/15/14	$117,000	125,336
		125,336
Capital Goods – 1.25%
#AAR 144A 1.75% exercise price $28.75, expiration date 1/1/26	260,000	260,325
L-3 Communications Holdings 3.00% exercise price $92.17, expiration date 8/1/35	301,000	300,248
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	459,000	450,967
		1,011,540
Communications – 1.09%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	199,000	141,290
*#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	218,000	159,685
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	282,000	266,490

Rovi 2.625% exercise price $47.36, expiration date 2/10/40	114,000	111,435
SBA Communications 4.00% exercise price $30.38, expiration date 7/22/14	101,000	204,273
		883,173
Consumer Cyclical – 1.31%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	394,000	290,083
International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	185,000	194,019
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	278,000	281,475
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	290,000	291,449
		1,057,026
Consumer Non-Cyclical – 1.73%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	228,000	209,760
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	67,000	44,388
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	190,000	174,325
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	300,000	321,374
Medtronic 1.625% exercise price $53.13, expiration date 4/15/13	159,000	160,193
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	91,000	169,943
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	33,000	32,918
2.75% exercise price $42.13, expiration date 6/30/17	298,000	280,864
		1,393,765
Energy – 0.76%
*Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	126,000	112,928
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	256,000	275,840
Transocean 1.50% exercise price $158.97, expiration date 12/15/37	224,000	225,680
		614,448
Financials – 1.23%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	189,000	200,340
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	128,000	114,880
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	334,000	335,670
PHH 4.00% exercise price $25.80, expiration date 9/1/14	331,000	340,516
		991,406
Industrials – 0.28%
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	222,000	225,885
		225,885
Real Estate – 0.24%
#Lexington Realty Trust 144A 6.00% exercise price $7.01, expiration date 1/11/30	139,000	196,685
		196,685
Service – 0.72%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	588,000	576,975
		576,975
Technology – 2.25%
Advanced Micro Devices
#144A 6.00% exercise price $28.08, expiration date 4/30/15	83,000	84,764
6.00% exercise price $28.08, expiration date 4/30/15	217,000	221,611
*Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	272,000	267,580
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	196,000	207,270
ϕHologic 2.00% exercise price $31.17, expiration date 2/27/42	104,000	101,400
Intel 3.25% exercise price $22.20, expiration date 8/1/39	119,000	154,849
Linear Technology 3.00% exercise price $42.72, expiration date 5/1/27	312,000	328,380
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	186,000	206,925
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	158,000	238,580
		1,811,359
Total Convertible Bonds (cost $8,556,037)		8,887,598

Corporate Bonds – 40.27%
Automobiles – 1.37%
American Axle & Manufacturing
*7.75% 11/15/19	103,000	113,171
7.875% 3/1/17	34,000	35,403
*ArvinMeritor
8.125% 9/15/15	126,000	131,198
10.625% 3/15/18	51,000	53,104

*Chrysler Group 8.25% 6/15/21	230,000	243,799
Ford Motor Credit 12.00% 5/15/15	147,000	184,117
#International Automotive Components Group 144A 9.125% 6/1/18	165,000	159,019
#Jaguar Land Rover 144A 8.125% 5/15/21	170,000	181,475
		1,101,286
Banking – 0.83%
•#HBOS Capital Funding 144A 6.071% 6/29/49	375,000	275,700
•Regions Financial Trust II 6.625% 5/15/47	405,000	392,850
		668,550
Basic Industry – 5.59%
*AK Steel 7.625% 5/15/20	109,000	97,010
#APERAM 144A 7.75% 4/1/18	150,000	125,250
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	186,000	183,210
#Essar Steel Algoma 144A 9.875% 6/15/15	168,000	136,080
*#FMG Resources August 2006 144A
6.875% 2/1/18	185,000	173,169
6.875% 4/1/22
#HD Supply 144A 11.00% 4/15/20	175,000	192,938
Headwaters 7.625% 4/1/19	145,000	145,363
Hexion US Finance
8.875% 2/1/18	21,000	21,263
9.00% 11/15/20	100,000	86,000
Immucor 11.125% 8/15/19	155,000	173,988
*#INEOS Group Holdings 144A 8.50% 2/15/16	540,000	511,649
#Inmet Mining 144A 8.75% 6/1/20	170,000	175,525
Interface 7.625% 12/1/18	116,000	125,280
#JMC Steel Group 144A 8.25% 3/15/18	170,000	174,675
*#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	170,000	176,800
*LyondellBasell Industries 5.75% 4/15/24	200,000	227,499
#MacDermid 144A 9.50% 4/15/17	174,000	182,700
#Masonite International 144A 8.25% 4/15/21	210,000	221,024
Millar Western Forest Products 8.50% 4/1/21	125,000	91,875
Momentive Performance Materials
9.00% 1/15/21	65,000	47,775
11.50% 12/1/16	103,000	63,345
#Murray Energy 144A 10.25% 10/15/15	127,000	124,460
Norcraft 10.50% 12/15/15	91,000	91,000
Nortek 8.50% 4/15/21	154,000	164,395
Ply Gem Industries 13.125% 7/15/14	74,000	77,330
@=Port Townsend 12.431% 8/27/13	114,293	52,003
Ryerson
•7.82% 11/1/14	79,000	73,470
12.00% 11/1/15	99,000	101,228
^Ryerson Holding 29.489% 2/1/15	265,000	135,150
#Sappi Papier Holding 144A 8.375% 6/15/19	200,000	211,250
#Taminco Global Chemical 144A 9.75% 3/31/20	137,000	145,220
		4,507,924
Capital Goods – 2.33%
*Berry Plastics
9.75% 1/15/21	107,000	119,038
10.25% 3/1/16	110,000	113,850
#Consolidated Container 144A 10.125% 7/15/20	171,000	179,550
#DAE Aviation Holdings 144A 11.25% 8/1/15	140,000	144,900
Kratos Defense & Security Solutions 10.00% 6/1/17	133,000	142,310
Manitowoc 9.50% 2/15/18	143,000	159,803
Mueller Water Products 7.375% 6/1/17	169,000	174,493
Reynolds Group Issuer
9.00% 4/15/19	284,000	290,034
9.875% 8/15/19	270,000	286,875
#Sealed Air 144A
8.125% 9/15/19	34,000	37,995
8.375% 9/15/21	132,000	149,160

TriMas 9.75% 12/15/17	74,000	82,880
		1,880,888
Communications – 3.95%
#Clearwire Communications 144A
12.00% 12/1/15	126,000	124,770
14.75% 12/1/16	55,000	59,813
#Columbus International 144A 11.50% 11/20/14	130,000	142,350
Cricket Communications 7.75% 10/15/20	102,000	99,450
#Digicel Group 144A
9.125% 1/15/15	100,000	101,500
10.50% 4/15/18	221,000	240,890
Hughes Satellite Systems 7.625% 6/15/21	160,000	177,600
#Integra Telecom Holdings 144A 10.75% 4/15/16	125,000	128,438
Intelsat Bermuda
11.25% 2/4/17	279,000	293,995
PIK 11.50% 2/4/17	150,092	158,159
#Intelsat Jackson Holdings 144A 7.25% 10/15/20	38,000	41,135
Level 3 Communications
*#144A 8.875% 6/1/19	80,000	81,900
11.875% 2/1/19	180,000	201,600
#Level 3 Financing 144A 7.00% 6/1/20	95,000	94,881
MetroPCS Wireless 6.625% 11/15/20	73,000	75,829
NII Capital 7.625% 4/1/21	73,000	56,758
PAETEC Holding 9.875% 12/1/18	91,000	103,513
Satmex Escrow
9.50% 5/15/17	85,000	88,400
#144A 9.50% 5/15/17	10,000	10,400
Sprint Capital 8.75% 3/15/32	85,000	86,275
Sprint Nextel
8.375% 8/15/17	124,000	137,020
9.125% 3/1/17	167,000	187,875
#UPCB Finance VI 144A 6.875% 1/15/22	150,000	159,750
#Wind Acquisition Finance 144A
7.25% 2/15/18	200,000	185,000
11.75% 7/15/17	165,000	151,800
		3,189,101
Consumer Cyclical – 3.33%
Burlington Coat Factory Warehouse 10.00% 2/15/19	185,000	200,263
CKE Restaurants 11.375% 7/15/18	106,000	122,563
Dave & Buster's
^#144A 10.004% 2/15/16	245,000	178,850
11.00% 6/1/18	151,000	169,120
DineEquity 9.50% 10/30/18	229,000	258,197
Express 8.75% 3/1/18	79,000	85,715
#Landry's 144A 9.375% 5/1/20	180,000	191,250
Levi Strauss 6.875% 5/1/22	25,000	26,063
Michaels Stores
11.375% 11/1/16	55,000	57,957
13.00% 11/1/16	62,000	65,798
#Pantry 144A 8.375% 8/1/20	195,000	202,069
#Party City Holdings 144A 8.875% 8/1/20	210,000	223,124
*Quiksilver 6.875% 4/15/15	185,000	177,600
Rite Aid 9.25% 3/15/20	200,000	206,499
*Sealy Mattress 8.25% 6/15/14	175,000	174,344
Tops Holdings 10.125% 10/15/15	133,000	141,063
#Wok Acquisition 144A 10.25% 6/30/20	195,000	205,238
		2,685,713
Consumer Non-Cyclical – 1.13%
Constellation Brands 4.625% 3/1/23	95,000	97,138
*Dean Foods 7.00% 6/1/16	124,000	132,215
Del Monte 7.625% 2/15/19	144,000	144,540
#JBS USA 144A 8.25% 2/1/20	165,000	158,400

NBTY 9.00% 10/1/18	177,000	198,682
Smithfield Foods 6.625% 8/15/22	90,000	92,363
Visant 10.00% 10/1/17	92,000	91,540
		914,878
Energy – 4.60%
American Petroleum Tankers Parent 10.25% 5/1/15	115,000	121,038
Antero Resources Finance 9.375% 12/1/17	129,000	142,868
Calumet Specialty Products Partners 9.375% 5/1/19	260,000	274,299
Chaparral Energy 8.25% 9/1/21	190,000	208,050
Chesapeake Energy
6.125% 2/15/21	26,000	25,935
*6.625% 8/15/20	145,000	149,713
Comstock Resources 7.75% 4/1/19	81,000	80,190
Copano Energy
7.125% 4/1/21	47,000	49,350
7.75% 6/1/18	82,000	86,510
Crosstex Energy
#144A 7.125% 6/1/22	68,000	67,830
8.875% 2/15/18	102,000	109,076
#Hercules Offshore 144A 10.50% 10/15/17	276,000	287,039
#Hilcorp Energy I 144A 8.00% 2/15/20	130,000	144,625
Holly 9.875% 6/15/17	96,000	105,840
#Holly Energy Partners 144A 6.50% 3/1/20	50,000	52,375
#Kodiak Oil & Gas 144A 8.125% 12/1/19	245,000	260,619
Laredo Petroleum
7.375% 5/1/22	45,000	48,600
9.50% 2/15/19	178,000	202,920
Linn Energy
#144A 6.50% 5/15/19	17,000	17,000
8.625% 4/15/20	126,000	136,710
Oasis Petroleum 7.25% 2/1/19	130,000	137,800
Offshore Group Investments
11.50% 8/1/15	136,000	150,960
#144A 11.50% 8/1/15	25,000	27,750
PDC Energy 12.00% 2/15/18	87,000	93,960
Pioneer Energy Services 9.875% 3/15/18	182,000	197,925
*Quicksilver Resources 9.125% 8/15/19	81,000	72,495
Range Resources 5.00% 8/15/22	145,000	151,163
#Samson Investment 144A 9.75% 2/15/20	141,000	145,406
SandRidge Energy
7.50% 3/15/21	60,000	61,050
#144A 8.125% 10/15/22	68,000	71,145
8.75% 1/15/20	25,000	26,750
		3,706,991
Financials – 1.38%
E Trade Financial 12.50% 11/30/17	126,000	144,428
•#ILFC E-Capital Trust I 144A 4.28% 12/21/65	200,000	133,000
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	325,000	248,624
International Lease Finance 5.875% 4/1/19	185,000	191,683
#Neuberger Berman Group 144A
5.625% 3/15/20	35,000	37,188
5.875% 3/15/22	65,000	69,388
Nuveen Investments 10.50% 11/15/15	279,000	285,277
		1,109,588
Healthcare – 2.20%
Alere 9.00% 5/15/16	145,000	150,800
#AMGH Merger Sub 144A 9.25% 11/1/18	137,000	148,988
Community Health Systems
7.125% 7/15/20	145,000	152,069
8.00% 11/15/19	124,000	134,540
HealthSouth 7.75% 9/15/22	35,000	38,413
#Hologic 144A 6.25% 8/1/20	190,000	202,112

#Kinetic Concepts 144A
10.50% 11/1/18	124,000	126,790
12.50% 11/1/19	103,000	94,503
LVB Acquisition 11.625% 10/15/17	135,000	144,956
#MultiPlan 144A 9.875% 9/1/18	208,000	229,839
Radnet Management 10.375% 4/1/18	118,000	119,475
#STHI Holding 144A 8.00% 3/15/18	150,000	160,500
#Truven Health Analytics 144A 10.625% 6/1/20	70,000	75,075
		1,778,060
Insurance – 1.45%
•American International Group 8.175% 5/15/58	245,000	293,694
•ING Groep 5.775% 12/29/49	405,000	360,449
•#Liberty Mutual Group 144A 7.00% 3/15/37	265,000	249,763
•XL Group 6.50% 12/31/49	290,000	265,713
		1,169,619
Media – 3.15%
Affinion Group 7.875% 12/15/18	173,000	124,560
AMC Networks 7.75% 7/15/21	105,000	119,438
*Cablevision Systems 8.00% 4/15/20	129,000	143,513
CCO Holdings
5.25% 9/30/22	195,000	194,025
7.00% 1/15/19	12,000	13,110
8.125% 4/30/20	71,000	80,230
Clear Channel Communications 9.00% 3/1/21	315,000	271,687
Clear Channel Worldwide Holdings 7.625% 3/15/20	120,000	116,805
DISH DBS
#144A 5.875% 7/15/22	108,000	109,350
7.875% 9/1/19	94,000	108,453
Entravision Communications 8.75% 8/1/17	78,000	84,045
MDC Partners 11.00% 11/1/16	185,000	201,187
#Nara Cable Funding 144A 8.875% 12/1/18	200,000	182,500
Nexstar Broadcasting 8.875% 4/15/17	119,000	128,520
#Ono Finance II 144A 10.875% 7/15/19	234,000	188,370
#Univision Communications 144A 8.50% 5/15/21	365,000	371,387
Virgin Media Finance 8.375% 10/15/19	92,000	104,420
		2,541,600
Services – 4.49%
#Caesars Entertainment Operating 144A 8.50% 2/15/20	195,000	192,806
Cardtronics 8.25% 9/1/18	72,000	80,280
#Carlson Wagonlit 144A 6.875% 6/15/19	200,000	208,999
Casella Waste Systems 7.75% 2/15/19	173,000	172,135
CityCenter Holdings PIK 10.75% 1/15/17	100,000	106,500
*#Delta Air Lines 144A 12.25% 3/15/15	129,000	140,933
#Equinox Holdings 144A 9.50% 2/1/16	122,000	130,235
#H&E Equipment Services 144A 7.00% 9/1/22	170,000	176,800
Kansas City Southern de Mexico
6.125% 6/15/21	120,000	135,000
8.00% 2/1/18	27,000	30,375
M/I Homes 8.625% 11/15/18	210,000	224,437
Meritage Homes 7.00% 4/1/22	35,000	36,925
MGM Resorts International
7.75% 3/15/22	90,000	91,125
11.375% 3/1/18	310,000	358,824
*Monitronics International 9.125% 4/1/20	80,000	82,000
NCL 9.50% 11/15/18	30,000	33,150
PHH
7.375% 9/1/19	100,000	103,750
9.25% 3/1/16	99,000	109,643
Pinnacle Entertainment
7.75% 4/1/22	60,000	64,800
8.75% 5/15/20	30,000	33,075
Seven Seas Cruises 9.125% 5/15/19	175,000	182,875

Standard Pacific 10.75% 9/15/16	59,000	71,538
*Swift Services Holdings 10.00% 11/15/18	60,000	66,150
#Taylor Morrison Communities 144A 7.75% 4/15/20	195,000	207,188
#United Air Lines 144A 12.00% 11/1/13	174,000	180,525
UR Merger Sub
#144A 5.75% 7/15/18	26,000	27,560
#144A 7.625% 4/15/22	43,000	46,548
9.25% 12/15/19	155,000	175,150
10.25% 11/15/19	11,000	12,513
West 7.875% 1/15/19	141,000	140,295
		3,622,134
Technology – 3.63%
Advanced Micro Devices
#144A 7.50% 8/15/22	30,000	29,700
7.75% 8/1/20	245,000	251,125
Aspect Software 10.625% 5/15/17	122,000	127,490
Avaya
9.75% 11/1/15	21,000	18,323
10.125% 11/1/15	175,000	153,125
CDW
8.50% 4/1/19	110,000	121,000
12.535% 10/12/17	110,000	118,525
First Data 11.25% 3/31/16	390,000	376,349
GXS Worldwide 9.75% 6/15/15	148,000	153,550
iGate 9.00% 5/1/16	160,000	174,000
#j2 Global 144A 8.00% 8/1/20	285,000	287,849
Kemet 10.50% 5/1/18	205,000	206,281
#Lawson Software 144A 9.375% 4/1/19	214,000	232,725
#Legend Acquisition Sub 144A 10.75% 8/15/20	155,000	153,838
MagnaChip Semiconductor 10.50% 4/15/18	133,000	148,960
#Nuance Communications 144A 5.375% 8/15/20	35,000	35,963
#Viasystems 144A 7.875% 5/1/19	165,000	162,525
#Zayo Escrow 144A 10.125% 7/1/20	165,000	177,788
		2,929,116
Utilities – 0.84%
AES
7.375% 7/1/21	68,000	78,200
8.00% 6/1/20	43,000	50,310
#Calpine 144A 7.50% 2/15/21	85,000	94,775
Elwood Energy 8.159% 7/5/26	116,058	117,509
*GenOn Energy 9.875% 10/15/20	103,000	113,429
Mirant Americas 8.50% 10/1/21	100,000	106,000
•Puget Sound Energy 6.974% 6/1/67	110,000	117,306
		677,529
Total Corporate Bonds (cost $31,169,581)		32,482,977

«Senior Secured Loans – 1.56%
Brock Holdings III 10.00% 2/15/18	55,000	54,725
@Cequel Communications Holdings 9.00% 7/24/13	155,000	154,419
Dynegy Power Tranche 1st Lien 9.25% 8/5/16	79,400	83,540
Equipower Resources Holdings Tranche 2nd Lien 10.00% 5/23/19	75,000	76,250
@Par Pharmaceutical 9.00% 8/2/13	290,000	290,000
PQ 6.74% 7/30/15	170,000	162,184
SUPERVALU Tranche B 8.00% 8/1/18	85,000	85,177
WideOpenWest Finance Tranche 1st Lien 6.25% 7/17/18	120,000	120,263
Wolverine World Wide 5.75% 5/1/13	230,000	230,000
Total Senior Secured Loans (cost $1,227,955)		1,256,558

	Number of
	Shares
Exchange-Traded Fund – 0.71%
iPATH S&P 500 VIX Short-Term Futures ETN	50,000	575,500
Total Exchange-Traded Fund (cost $589,000)		575,500

Limited Partnership – 0.27%
Brookfield Infrastructure Partners	6,400	218,752
Total Limited Partnership (cost $121,629)		218,752

Preferred Stock – 0.47%
#Ally Financial 144A 7.00%	200	182,131
•GMAC Capital Trust I 8.125%	8,000	198,560
=PT Holdings	70	0
Total Preferred Stock (cost $385,666)		380,691

Warrants – 0.00%
=Nieuwe Steen Investments	300	0
@∏=Port Townsend	70	1
Total Warrants (cost $1,680)		1

	Principal
	Amount
Short-Term Investments – 5.73%
≠Discount Notes – 1.51%
Federal Home Loan Bank
0.11% 9/5/12	$181,538	181,540
0.115% 9/21/12	338,214	338,228
0.12% 9/28/12	697,911	697,951
		1,217,719
Repurchase Agreements – 3.48%
Bank of America 0.18%, dated 8/31/12, to be
repurchased on 9/4/12, repurchase price $1,216,217
(collateralized by U.S. government obligations 0.00%-5.250%
8/22/13-5/15/42; market value $1,240,516)	1,216,192	1,216,192

BNP Paribas 0.18%, dated 8/31/12, to be
repurchased on 9/4/12, repurchase price $1,590,687
(collateralized by U.S. government obligations 0.25%-2.00%
8/31/14-2/15/22; market value $1,622,468)	1,590,655	1,590,655
		2,806,847
≠U.S. Treasury Obligations – 0.74%
U.S. Treasury Bills
0.092% 9/20/12	317,720	317,723
0.106% 9/6/12	282,476	282,479
		600,202
Total Short-Term Investments (cost $4,624,706)		4,624,768

Total Value of Securities Before Securities Lending Collateral – 135.55%
(cost $98,351,875)		109,338,747

	Number of
	Shares
**Securities Lending Collateral – 8.58%
Investment Companies
Delaware Investments Collateral Fund No.1	6,918,117	6,918,117
@†Mellon GSL Reinvestment Trust II	154,977	0
Total Securities Lending Collateral (cost $7,073,094)		6,918,117

Total Value of Securities – 144.13%
(cost $105,424,969)		116,256,864 ©

	Number of
	Contracts
Options Written – (0.06%)
Call Options – (0.06%)
Conoco Phillips, strike price $57.50, expires 9/22/12 (MSC)	(175)	(10,500)
iPATH S&P 500 VIX Short-Term Futures ETN,
strike price $11.00, expires 9/22/12 (MSC)	(250)	(15,250)
strike price $12.00, expires 9/22/12 (MSC)	(250)	(26,000)
Total Options Written (premium received ($77,751))		(51,750)

**Obligation to Return Securities Lending Collateral – (8.77%)		(7,073,094)
Borrowing Under Line of Credit – (34.99%)		(28,225,000)
Other Liabilities Net of Receivables and Other Assets – (0.31%)		(245,949)«
Net Assets Applicable to 9,439,043 Shares Outstanding – 100.00%		$80,661,071

†Non income producing security.
*Fully or partially on loan.
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At August 31, 2012, the aggregate value of the restricted securities was $5 or 0.00% of the Fund's net assets. See Note 6 in "Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2012, the aggregate value of fair valued securities was $52,008, which represented 0.06% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2012, the aggregate value of Rule 144A securities was $14,789,012, which represented 18.33% of the Fund’s net assets. See Note 6 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at August 31, 2012.
•Variable rate security. The rate shown is the rate as of August 31, 2012. Interest rates reset periodically.
@Illiquid security. At August 31, 2012, the aggregate value of illiquid securities was $496,423, which represented 0.62% of the Fund’s net assets. See Note 6 in “Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at August 31, 2012.
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in "Notes" for additional information on securities lending collateral.
©Includes $6,803,453 of securities loaned.
«Includes foreign currency valued at $27,672 with a cost of $27,938.

Summary of Abbreviations:
ADR – American Depositary Receipt
ETN – Exchange-Traded Note
MSC – Morgan Stanley Capital
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on August 31, 2012.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At August 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At August 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$105,688,748
Aggregate unrealized appreciation	$14,995,664
Aggregate unrealized depreciation	(4,479,298)
Net unrealized appreciation	$10,516,366

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $20,645,167 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $9,429,531 expires in 2016 and $11,215,636 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value d securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$58,810,949	$-	$4	$58,810,953
Corporate Debt	897,750	43,778,329	52,003	44,728,082
Investment Company	575,500	-	-	575,500
Other	417,312	182,131	1	599,444
Short-Term Investments	-	4,624,768	-	4,624,768
Securities Lending Collateral	-	6,918,117	-	6,918,117
Total	$60,701,511	$55,503,345	$52,008	$116,256,864

Options Written	(51,750)	-	-	(51,750)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the period ended August 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Line of Credit
For the period ended August 31, 2012, the Fund borrowed money pursuant to a $30,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 12, 2012. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At August 31, 2012, the par value of loans outstanding was $28,225,000 at a variable interest rate of 1.39%. During the period ended August 31, 2012, the average daily balance of loans outstanding was $24,821,364 at a weighted average interest rate of approximately 1.08%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at August 31, 2012.

Options Contracts – During the period ended August 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended August 31, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2011	-	$-
Options written	675	77,751
Options outstanding at August 31, 2012	675	$77,751

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At August 31, 2012, the value of securities on loan was $6,803,453, for which cash collateral was received and invested in accordance with the Lending Agreement. At August 31, 2012, the value of invested collateral was $6,918,117. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Rating and Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2012. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to August 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: